SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2003

Centex Corporation

(Exact name of registrant as specified in its charter)

Nevada (State of other jurisdiction of incorporation)	1-6776 (Commission File Number)	75-0778259 (IRS Employer Identification No.)

2728 N. Harwood Street, Dallas, Texas (Address of principal executive offices)	75201 (Zip code)

Registrant’s telephone number including area code: (214) 981-5000

Not Applicable
(Former name or former address if changed from last report)

Item 5. Other Events
Item 7. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-1.1 Underwriting Agreement
EX-4.2 Form of Indenture Supplement No. 13
EX-5.1 Opinion of Raymond G. Smerge, Esq.
EX-12.1 Computation of Earnings to Fixed Charges

Item 5. Other Events.

          Reference is hereby made to the Registrant’s Registration Statement on Form S-3 (File No. 333-83212), filed with the Securities and Exchange Commission (the “Commission”) on February 22, 2002 and declared effective by telephonic confirmation from the Staff of the Commission thereby on March 1, 2002 (the “Registration Statement”), pursuant to which the Registrant registered $1,500,000,000 aggregate initial offering price of its securities, for offer and sale in accordance with applicable provisions of the Securities Act of 1933, as amended.

          On October 1, 2003, the Registrant entered into an Underwriting Agreement (the “Underwriting Agreement”) with Citigroup Global Markets Inc., J.P. Morgan Securities Inc., Banc of America Securities LLC, Banc One Capital Markets, Inc. and Credit Lyonnais Securities (USA) Inc. (collectively, the “Underwriters”), in connection with the public offering by the Underwriters of $300,000,000 aggregate principal amount of the Registrant’s 5.125% Senior Notes due 2013 (the “Notes”), covered by the Registration Statement. The Underwriting Agreement in the form in which it was executed is filed herewith as Exhibit 1.1.

          The Registrant has previously entered into an Indenture, dated as of October 1, 1998 (the “Indenture”), with JPMorgan Chase Bank (f/k/a The Chase Manhattan Bank), as trustee (the “Trustee”), with respect to the Registrant’s senior debt securities. A copy of the Indenture in the form in which it was executed was filed as Exhibit 4.1 to the Registrant’s Form 8-K (Date of Event: October 21, 1998) filed October 30, 1998, and is incorporated herein by reference.

          Pursuant to the Indenture, the Registrant and the Trustee will enter into an Indenture Supplement No. 13 (the “Indenture Supplement”) which will provide for the issuance of the Notes. A copy of the Form of Indenture Supplement is filed herewith as Exhibit 4.2.

Item 7. Financial Statements and Exhibits.

Exhibit
Number	Description

1.1	Underwriting Agreement, dated October 1, 2003, between Centex Corporation and Citigroup Global Markets Inc., J.P. Morgan Securities Inc., Banc of America Securities LLC, Banc One Capital Markets, Inc. and Credit Lyonnais Securities (USA) Inc.

4.1	Indenture dated October 1, 1998 between Centex Corporation and JPMorgan Chase Bank (f/k/a The Chase Manhattan Bank) (filed as Exhibit 4.1 to the Registrant’s Form 8-K dated October 21, 1998 and incorporated herein by reference).

4.2	Form of Indenture Supplement No. 13 dated as of October 6, 2003 with respect to the Notes, to be entered into by Centex Corporation and JPMorgan Chase Bank.

5.1	Opinion of Raymond G. Smerge, Esq.

12.1	Computation of Earnings to Fixed Charges

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CENTEX CORPORATION

By:	/s/ Lawrence Angelilli

Name: Lawrence Angelilli
Title: Senior Vice President - Finance

Date: October 6, 2003.

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EXHIBIT INDEX

Exhibit
Number	Description

1.1	Underwriting Agreement, dated October 1, 2003, between Centex Corporation, Citigroup Global Markets Inc., J.P. Morgan Securities Inc., Banc of America Securities LLC, Banc One Capital Markets, Inc. and Credit Lyonnais Securities (USA) Inc.

4.1	Indenture dated October 1, 1998 between Centex Corporation and JPMorgan Chase Bank (f/k/a The Chase Manhattan Bank) (filed as Exhibit 4.1 to the Registrant’s Form 8-K dated October 21, 1998 and incorporated herein by reference).

4.2	Indenture Supplement No. 13 dated as of October 6, 2003 with respect to the Senior Debt Securities, between Centex Corporation and JPMorgan Chase Bank.

5.1	Opinion of Raymond G. Smerge, Esq.

12.1	Computation of Earnings to Fixed Charges

4